EXHIBIT 10.5

                 NORTH BAY BANCORP DIRECTORS DEFERRED FEE PLAN



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                                  EXHIBIT 10.5
                                NORTH BAY BANCORP

                                DEFERRED FEE PLAN

                                    ARTICLE 1

                        Introduction and Purpose of Plan

         1.1 Establishment of Plan. North Bay Bancorp, a financial holding company (the "Company"), hereby adopts this Deferred Fee Plan (the "Plan") effective as of November 27, 2000. The Plan was formerly established by The Vintage Bank which became a wholly-owned subsidiary of the Company effective as of November 1, 1999. The Plan shall be administered for the exclusive benefit of directors and officers of the Company and its wholly-owned subsidiaries ("Subsidiaries").

         1.2 Purpose of Plan. The purpose of this Plan is to encourage directors to remain members of the Board of Directors of the Company and its Subsidiaries, encourage officers to remain officers of the Company and its Subsidiaries, and enable directors and officers of the Company and its Subsidiaries to enhance their retirement security by permitting them to enter into agreements with the Company and its Subsidiaries to defer all or a portion of their Fees and receive benefits at retirement, termination of service as a director or officer prior to retirement, disability, death, change in control of the Company, or in the event of financial hardship due to unforeseeable emergencies.

         1.3 Eligible Directors and Officers. Incumbent directors and officers of the Company and its Subsidiaries are eligible to participate in this plan after completing one year of service.

         1.4 Deferred Fee Agreements. Participants in the Plan shall enter into a Deferred Fee Agreement substantially in the form attached to this Plan as Exhibit A.

                                    ARTICLE 2

                                   Definitions

         Whenever used in the Plan or in the Deferred Fee Agreements entered into pursuant to this Plan, the following terms shall have the meanings as set forth in this Article II unless a different meaning is clearly required by the context

         2.1 Definitions. Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

                  2.1.1 "Change of Control" means the transfer of 51% or more of the Company's

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outstanding   voting  common  stock  followed   within  twelve  (12)  months  by
termination of the Director's status as a member of the Board of Directors of the Company or its Subsidiaries or termination of the Officer's status as a corporate officer of the Company or its Subsidiaries.

                  2.1.2 "Code" means the Internal Revenue Code of 1986, as amended. References to a Code section shall be deemed to be to that section as it now exists and to any successor provision.

                  2.1.3   "Deferral   Account"   means  the   Deferred   Account
established pursuant to the Deferred Fee Agreement.

                  2.1.4 "Disability" means, if the Director or Officer is covered by a disability insurance policy sponsored by the Company or its Subsidiaries, total disability as defined in such policy without regard to any waiting period. If the Director or Officer is not covered by such a policy, Disability means the Director or Officer suffering a sickness, accident or injury which, in the judgment of a physician satisfactory to the Company, prevents the Director or Officer from performing substantially all of the normal duties of a director or officer. As a condition to any benefits, the Company may require the Director or Officer to submit to such physical or mental evaluations and tests as the Company's Board of Directors deems appropriate.

                  2.1.5  "Election Form" means the Form attached as Exhibit 1.

                  2.1.6 "Fees" means the total fees payable to the Director or Officer for attending meetings of the Board of Directors of the Company or its Subsidiaries or committees of such Boards of Directors.

                  2.1.7 "Normal Termination Date" means the Director attaining a retirement age fixed by the Company's Board of Directors and completing ten (10) years of service. The retirement age fixed by the Company's Board of Directors for this purpose shall be no earlier then age 65 and no later than age 75.

                  2.1.8 "Termination of Service" means the Director's ceasing to be a member of the Board of Directors of the Company or its Subsidiaries or the Officer's ceasing to be a corporate officer of the Company or its Subsidiaries for any reason whatsoever.

                  2.1.9 "Years of Service" means the total number of twelve-month periods during which the Director serves as a member of the Board of Directors of the Company or its Subsidiaries or the Officer serves as a corporate officer of the Company or its Subsidiaries.

                                    ARTICLE 3

                            Participation in the Plan

         3.1 Participation. Each director and officer who is eligible to participate in the Plan

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may  become a  participant  in this  Plan on the  first  day of the  month  next following commencement of his or her second year of service as a director or officer of the Company or its Subsidiaries and enrollment pursuant to section
3.2. Directors elected or appointed to the Board of Directors of the Company or its Subsidiaries shall be deemed to commence their service at the time such person assumes office. Officers appointed as officers of the Company or its Subsidiaries shall be deemed to commence their service at the time such person assumes office.

         3.2 Directors. Eligible directors may enroll in the Plan by completing a Election Form and submitting it to the Administrator. Enrollment shall be effective on or after the first day of the month following the date the Election Form is properly completed and accepted by the Administrator and the director and the Company or applicable subsidiary have executed and delivered to each other a Deferred Fee Agreement.

         3.3 Officers. Eligible officers may enroll in the Plan upon approval of the Company's Board of Directors and by completing an Election Form and submitting it to the Administrator. Enrollment shall be effective on or after the first day of the month following the date the Election Form is properly completed and accepted by the Administrator and the officer and the Company or applicable subsidiary have executed and delivered to each other a Deferred Fee Agreement.

                                    ARTICLE 4

                            Deferral of Compensation

         4.1 Maximum Deferral. The maximum deferral amount for any participant in any taxable year shall not exceed $15,000.00.

         4.2 Minimum Deferral. The minimum deferral amount for any participant in any taxable year shall not be less than fifty percent (50%) of the participant's Fees.

         4.3 Modifications of Amount Deferred. As provided in the Deferred Fee Agreement, a participant may change deferral with respect to compensation not yet earned by submitting a new properly executed Election Form to the Administrator at least ten (10) days prior to the beginning of each taxable year. Such change shall take effect as soon as administratively practicable but not earlier than the first pay period following receipt by the Administrator of such Election Form.

         4.4 Effect of Modification of Deferral. As more particularly provided in the Deferred Fee Agreement, modification of deferral will result in adjustment of benefits at retirement, termination of service as a director or officer prior to retirement, disability, death, change in control of the Company, or in the event of financial hardship due to unforeseeable emergencies.


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                                    ARTICLE 5

                            Distribution of Benefits


         5.1 Eligibility for Payment. Distribution of benefits from the Plan shall be made in accordance with the each participant's Deferred Fee Agreement.

         5.2 Distribution Due to Unforeseeable Financial Emergency. As provided in the Deferred Fee Agreement, a participant may request a distribution due to hardship.

         5.3 Commencement of Distributions. Distribution of benefits to a participant under this Plan shall commence as provided in the participant's Deferred Fee Agreement.

                                    ARTICLE 6

                          Form of Benefit Distributions

         6.1 Election. A participant may elect the form of distribution of his or her benefits.

         6.2 Forms of Distribution. A participant may elect distributions of benefits in one of the following forms:

                  (a) Lump sum. A single payment of the entire balance of a participant's Deferral Account.

                  (b) Installments. Periodic payments over a specified period of time.

                                    ARTICLE 7

                             Beneficiary Information

         7.1 Beneficiary Designation. A participant shall have right to designate a beneficiary, and revoke or modify such designation at any time as provided in the participant's Deferred Fee Agreement. In the event the participant fails to designate a beneficiary, his or her Deferral Account balance shall be distributed as provided in the participant's Deferred Fee Agreement.

                                    ARTICLE 8

                               Plan Administration

         8.1 Plan Administration. The Company's Board of Directors shall be responsible for appointing an Administrator to administer the Plan on behalf of the Company and its Subsidiaries. Such Administrator may be an individual or a committee authorized to act collectively on behalf of the Plan. The Administrator shall administer the Plan consistent with the Plan and the Deferred Fee Agreements and establish Deferral Accounts for each participant.

         8.2 Ownership of Assets. All amounts of Fees deferred under the Plan, all property and rights purchased with such amounts and all income attributable to such amounts, property or rights shall remain (until made available to the participant or beneficiary) solely the property and

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rights of the  Company or its  Subsidiaries  (without  being  restricted  to the provision of benefits under this Plan) and shall be subject to the claims of the Company's general creditors of the Company or applicable subsidiary.


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                                    ARTICLE 9

                        Amendment or Termination of Plan

         9.1 Amendment of Plan. The Company shall have the right to amend the Plan, at any time and from time to time, in whole or in part. The Company shall notify each participant in writing of any Plan amendment.

         9.2 Termination. Although the Company has adopted this Plan with the intention and expectation to maintain the Plan indefinitely, the Company may terminate or discontinue the Plan in whole or in part at any time without any liability for such termination or discontinuance. Upon Plan termination, all deferrals shall cease and participants' Deferred Account balances shall be distributed as provided in the Deferred Fee Agreements.

                                   ARTICLE 10

                                  Miscellaneous

         10.1 Limitation of Rights. Neither the establishment of this Plan nor any modification thereof, nor the creation of any fund or account, nor the payment of any benefits, shall be construed as giving a participant or any other person any legal or equitable right against the Company or its Subsidiaries except as provided in the Plan or Deferred Fee Agreements.

         10.2 Limitation on Assignment. Benefits under this Plan may not be assigned, sold, transferred, or encumbered, and any attempt to do so shall be void. A participant's or beneficiary's interest in benefits under the Plan shall not be subject to debts or liabilities of any kind and shall not be subject to attachment, garnishment or other legal process.

         10.3 Severability. If a court of competent jurisdiction holds any provision of this Plan to be invalid or unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

         10.4 Applicable Law. This Plan shall be construed in accordance with applicable federal law and, to the extent otherwise applicable, the laws of the State of California.

         10.5 Adoption of Plan. Adopted by the Board of Directors of the Company at a regular meeting of the Board of Directors on November 27, 2000 (the "Effective Date").


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                                    Exhibit A

                             DEFERRED FEE AGREEMENT

     THIS AGREEMENT is made this ___ day of _______, 200_ by and between _________________ [North Bay Bancorp or name of subsidiary] (the "Provider"), and [NAME OF DIRECTOR] (the "Director").

                                  INTRODUCTION

         North Bay Bancorp ("Company") has adopted a Deferred Compensation Plan (the "Plan") for the benefit of the directors and officers of the Company and its Subsidiaries as more particularly set forth in the Plan as approved by the Company's Board of Directors on November 27, 2000.

         To encourage the Director to remain a member of the Provider's Board of Directors, the Provider is willing to provide to the Director a deferred fee opportunity pursuant to the Plan. The Provider will pay the benefits from its general assets.

         In furtherance of the Plan and the purpose of this Agreement, the Provider and the Director have entered into this Agreement pursuant and subject to all of the provisions of the Plan which are incorporated herein by this reference and shall govern in the event of any inconsistency.

                                    AGREEMENT

The Director and the Provider agree as follows:

                                    ARTICLE 1

                                   Definitions

         1.1 Definitions. Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

                  1.1.1 "Change of Control" means the transfer of 51% or more of the Company's outstanding voting common stock followed within twelve (12) months by termination of the Director's status as a member of the Provider's Board of Directors.

                  1.1.2 "Code" means the Internal Revenue Code of 1986, as amended. References to a Code section shall be deemed to be to that section as it now exists and to any successor provision.

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                   1.1.3  "Disability"  means,  if the  Director is covered by a
Provider-sponsored disability insurance policy, total disability as defined in such policy without regard to any waiting period. If the Director is not covered by such a policy, Disability means the Director suffering a sickness, accident or injury which, in the judgment of a physician satisfactory to the Plan Administrator, prevents the Director from performing substantially all of the normal duties of a director. As a condition to any benefits, the Provider may require the Director to submit to such physical or mental evaluations and tests as the Provider's Board of Directors deems appropriate.

                  1.1.4 "Election Form" means the Form attached as Exhibit 1.

                  1.1.5 "Fees" means the total directors fees payable to the Director for attending meetings of the Provider's Board of Directors or committees thereof.

                  1.1.6 "Normal Termination Date" means the Director attaining age 65 and completing ten (10) years of service.

                  1.17  "Plan   Administrator"   means  the  Plan  Administrator
appointed by the Company's Board of Directors pursuant to the Plan.

                  1.1.8 "Termination of Service" means the Director's ceasing to be a member of the Provider's Board of Directors for any reason whatsoever.

                  1.1.9   "Years  of   Service"   means  the  total   number  of
twelve-month periods during which the Director serves as a member of the Provider's Board of Directors.

                                    ARTICLE 2

                                Deferral Election

         2.1 Initial Election. The Director shall make an initial deferral election under this Agreement by filing with the Plan Administrator a signed Election Form within thirty (30) days after the date of this Agreement. The Election Form shall set forth the amount of Fees to be deferred and the form of benefit payment. The Election Form shall be effective to defer only Fees earned after the date the Election Form is received by the Plan Administrator.

         2.2 Election Changes.

                  2.2.1 Generally. The Director may modify the amount of Fees to be deferred by filing a subsequent signed Election Form with the Plan Administrator at least ten (10) days prior to the beginning of each taxable year. The modified deferral shall be effective as soon as administratively practicable but not earlier than the first pay period following receipt by the Plan Administrator of such Election Form; provided, however, deferral changes shall not reduce the amount of Fees deferred to less than the minimum deferral or increase the amount of Fees

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deferred to more than the maximum deferral established by the Plan. The Director may not change the form of benefit payment initially elected under Section 2.1.

                  2.2.2 Hardship. If an unforeseeable financial emergency arising from the death of a family member, divorce, sickness, injury, catastrophe or similar event outside the control of the Director occurs, the Director, by written instructions to the Plan Administrator may reduce or cease future deferrals under this Agreement.

                                    ARTICLE 3

                                Deferral Account

         3.1 Establishing and Crediting. The Provider shall establish a Deferral Account on its books for the Director, and shall credit to the Deferral Account the following amounts:

                  3.1.1 Deferrals. The Fees deferred by the Director as of the time the Fees would have otherwise been paid to the Director.

                  3.1.2 Interest. On the first day of each month and immediately prior to the payment of any benefits, interest on the account balance since the preceding credit under this Section 3.1.2, if any, at an annual rate, compounded monthly, equal to the rate determined by the Company's Board of Directors, in its sole discretion.

         3.2 Statement of Account. The Provider shall provide to the Director, within ninety (90) days after the end of each taxable year, a statement setting forth the Deferral Account balance.

         3.2 Accounting Device Only. The Deferral Account is solely a device for measuring amounts to be paid under this Agreement. The Deferral Account is not a trust fund of any kind. The Director is a general unsecured creditor of the Provider for the payment of benefits. The benefits represent the mere Provider promise to pay such benefits. The Director's rights are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Director's creditors.

                                    ARTICLE 4

                                Lifetime Benefits

         4.1 Normal Termination Benefit. Upon the Director's Termination of Service on or after the Normal Termination Date, the Provider shall pay to the Director the benefit described in this Section 4.1.

                  4.1.1 Amount of Benefit. The benefit under this Section 4.1 is the Deferral Account balance at the Director's Termination of Service.

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                  4.1.2 Payment of Benefit.  The Provider  shall pay the benefit to the Director in the form elected by the Director on the Election Form. The Provider shall continue to credit interest under Section 3.1.2.

         4.2 Early Termination Benefit. If the Director terminates service as a director before the Normal Termination Date, and for reasons other than death or Disability, the Provider shall pay to the Director the benefit described in this
Section 4.2.

                  4.2.1 Amount of Benefit. The benefit under this Section 4.2 is calculated by recomputing the Deferral Account balance from its inception with the following modifications:

                           4.2.1.1  Interest Rate  Reduction.  The interest rate
under Section 3.1.2 shall be reduced by two-hundred (200) basis points.

                  4.2.2 Payment of Benefit. The Provider shall pay the benefit to the Director in the form elected by the Director on the Election Form. The Provider shall continue to credit interest under Section 3.1.2.

         4.3 Disability Benefit. If the Director terminates service as a director for Disability prior to the Normal Retirement Date, the Provider shall pay to the Director the benefit described in this Section 4.3.

                  4.3.1 Amount of Benefit. The benefit under this Section 4.3 is the Deferral Account balance at the Director's Termination of Service.

                  4.3.2 Payment of Benefit. The Provider shall pay the benefit to the Director in the form elected by the Director on the Election Form. The Provider shall continue to credit interest under Section 3.1.2.

         4.4 Change of Control Benefit. Upon a Change of Control while the Director is in the active service of the Provider, the Provider shall pay to the Director the benefit described in this Section 4.4 in lieu of any other benefit under this Agreement.

                  4.4.1 Amount of Benefit. The benefit under this Section 4.4 is the Deferral Account balance at the date of the Director's Termination of Service.

                  4.4.2 Payment of Benefit. The Provider shall pay the benefit to the Director in a lump sum within sixty (60) days after the Director's Termination of Service.

         4.5 Hardship Distribution. Upon the Provider's determination (following petition by the Director) that the Director has suffered an unforeseeable financial emergency as described in Section 2.2.2, the Provider shall distribute to the Director all or a portion of the Deferral Account balance as determined by the Provider, but in no event shall the distribution be greater than is necessary to relieve the financial hardship.

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                                    ARTICLE 5

                                 Death Benefits

         5.1 Death During Active Service. If the Director dies while in the active service of the Provider, the Provider shall pay to the Director's beneficiary the benefit described in this Section 5.1.

                  5.1.1 Amount of Benefit. The benefit under Section 5.1 is the sum of the following:

                  (a) The Deferral Account Balance at the date of the Director's death; plus

                  (b) The amount of Fees that the Director would have deferred after the date of the Director's death as of the date he or she would have attained the age of 65 (without regard to the Director's years of service) based upon the Fees the Director is deferring as of the date of the Director's death together with interest as provided in Section 3.1.2 at the annual rate in effect on the date of the Director's death.

                  5.1.2 Payment of Benefit. The Provider shall pay the benefit to the beneficiary within sixty (60) days following the Director's death. The Provider shall continue to credit interest under Section 3.1.2.

         5.2 Death During Benefit Period. If the Director dies after benefit payments have commenced under this Agreement but before receiving all such payments, the Provider shall pay the remaining benefits to the Director's beneficiary at the same time and in the same amounts they would have been paid to the Director had the Director survived.

                                    ARTICLE 6

                                  Beneficiaries

         6.1 Beneficiary Designations. The Director shall designate a beneficiary by filing a written designation with the Plan Administrator. The Director may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Director and accepted by the Plan Administrator during the Director's lifetime. The Director's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director, or if the Director names a spouse as beneficiary and the marriage is subsequently dissolved. If the Director dies without a valid beneficiary designation, all payments shall be made to the Director's surviving spouse, if any, and if none, to the Director's surviving children and the descendants of any deceased child by right of representation, and if no children or descendants survive, to the Director's estate.

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         6.2  Facility  of  Payment.  If a benefit is  payable to a minor,  to a
person  declared  incompetent,   or  to  a  person  incapable  of  handling  the
disposition of his or her property, the Provider may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Plan Administrator may require proof of incompetency, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Provider and Company from all liability with respect to such benefit.


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                                    ARTICLE 7

                               General Limitations

         Notwithstanding any provision of this Agreement to the contrary, the Provider shall not pay any benefit under this Agreement:

         7.1 Excess Parachute Payment. To the extent the benefit would be an excess parachute payment under Section 280G of the Code.

         7.2 Termination for Cause. If the Director's service as a director is terminated for:

                  7.2.1 Gross negligence or gross neglect of duties;

                  7.2.2 Commission of a felony or of a gross misdemeanor involving moral turpitude; or

                  7.2.3 Fraud, disloyalty, dishonesty or willful violation of any law or significant policy of the Company or its Subsidiaries committed in connection with the Director's service and resulting in an adverse financial effect on the Company or its Subsidiaries.

                  7.2.4. Misconduct resulting in an order of any governmental agency that the Director's service be terminated or the Director resign.

         7.3 Suicide. If the Director commits suicide within two years after the date of this Agreement, or if the Director has made any material misstatement of fact on any application for life insurance purchased by the Company or its Subsidiaries.

                                    ARTICLE 8

                          Claims and Review Procedures

         8.1 Claims Procedure. The Plan Administrator shall notify the Director's beneficiary in writing, within ninety (90) days of his or her written application for benefits, of his or her eligibility or noneligibility for benefits under the Agreement. If the Plan Administrator determines that the beneficiary is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the beneficiary wishes to have the claim reviewed. If the Plan Administrator determines that there are special circumstances requiring additional time to make a decision, the Plan Administrator shall notify the beneficiary of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional ninety-day period.

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         8.2 Review  Procedure.  If the  beneficiary  is  determined by the Plan
Administrator not to be eligible for benefits, or if the beneficiary believes that he or she is entitled to greater or different benefits, the beneficiary shall have the opportunity to have such claim reviewed by the Compensation Committee of the Company's Board of Directors (the "Compensation Committee") by filing a petition for review with the Plan Administrator within sixty (60) days after receipt of the notice issued by the Plan Administrator. Said petition shall state the specific reasons which the beneficiary believes entitle him or her to benefits or to greater or different benefits. Within sixty (60) days after receipt by the Plan Administrator of the petition, the Compensation Committee shall afford the beneficiary (and counsel, if any) an opportunity to present his or her position to the Compensation Committee orally or in writing, and the beneficiary (or counsel) shall have the right to review the pertinent
documents.   The  Plan  Administrator   shall  notify  the  beneficiary  of  the
Compensation Committee's decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the beneficiary and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the sixty-day period is not sufficient, the decision may be deferred for up to another sixty-day period at the election of the Plan Administrator, but notice of this deferral shall be given to the beneficiary.

                                    ARTICLE 9

                           Amendments and Termination

         The Provider may amend or terminate this Agreement at any time prior to the Director's Termination of Service by written notice to the Director. In no event shall this Agreement be terminated without payment to the Director of the Deferral Account balance attributable to the Director's deferrals and interest credited on such amounts.

                                   ARTICLE 10

                                  Miscellaneous

         10.1 Binding  Effect.  This  Agreement  shall bind the Director and the
Provider,  their  beneficiaries,   survivors,   executors,   administrators  and
transferees, and, where expressly applicable, the Company.

         10.2 No Guaranty of Employment. This Agreement is not a contract for services. It does not give the Director the right to remain a director of the Provider, nor does it interfere with the shareholders' rights to replace the Director. It also does not require the Director to remain a director nor interfere with the Director's right to terminate services at any time.

         10.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

         10.4 Tax Withholding. The Provider shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

         10.5 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of the State of California, except to the extent preempted by the laws of the United States of America.

         10.6 Unfunded Arrangement. The Director and beneficiary are general unsecured creditors of the Provider for the payment of benefits under this Agreement. The benefits represent the mere promise by the Provider to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Provider to which the Director and beneficiary have no preferred or secured claim.

                  IN WITNESS WHEREOF, the Director and a duly authorized officer of Provider have signed this Agreement.

DIRECTOR:



-------------------------------------

PROVIDER:

[NORTH BAY BANCORP, THE VINTAGE BANK, SOLANO BANK]


By:
     ------------------------------------------------
Name:
       --------------------------------------------------------------
Title:  President & CEO


                                    Exhibit 1

                             DEFERRED FEE AGREEMENT
                          Deferral and Benefit Election

I elect to defer Fees under my Deferral Fee Agreement, as follows:
======================================== ===================================== =====================================
         Amount of Deferral                      Frequency of Deferral                       Duration
======================================== ===================================== =====================================

     [Initial and Complete One]               [Initial and Complete One]            [Initial and Complete One]

 ___ I elect to defer ___% of Fees         ___  Beginning of Year                ___ This Year only

 ___ I elect to defer $ _____              ___  Each pay period                  ___  For ___ Years
 of Fees

                                           ___  Monthly                          ___     Until the Normal
 ___ I elect not to defer Fees                                                           Termination Date
                                           ___  Quarterly

                                           ___  Semi-Annually

                                           ___  End of Year

======================================== ===================================== =====================================

I understand that I may change the amount, frequency and duration of my deferrals by filing a new election form with the North Bay Bancorp Plan Administrator, provided, however, that any subsequent election will not be effective until the calendar year following the year in which the new election is received by the Plan Administrator.

                                 Form of Benefit

I elect to receive benefits under the Agreement in the following form:

_____  Lump sum

_____  Equal monthly installments for _______ months

I understand that I may not change the form of benefit elected, even if I later change the amount of my deferrals under this Agreement.

Signature
           ------------------------------------------
Director

Date:
       -----------------------------

Accepted this     day of                    , 200__.
              ---       -------------------

By:
     ---------------------------------------
Title:
       -------------------------------------